UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 18, 2016
(Date of earliest event reported)
ImmuCell Corporation
(Exact name of registrant as specified in its charter)
DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
56 Evergreen Drive, Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)
207-878-2770
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
ImmuCell today announced preliminary financial results for the third quarter of 2016. The amounts discussed in the attached press release are unaudited and preliminary and are subject to completion of the customary closing and review procedures by the Company’s management and independent auditors following the quarter end, among other factors.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Press Release of ImmuCell Corporation dated October 18, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2016	ImmuCell Corporation By: /s/ Michael F. Brigham Michael F. Brigham President, Chief Executive Officer and Principal Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ImmuCell Corporation dated October 18, 2016